UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of Earliest Event Reported): August 25, 2006


                               NATIONAL COAL CORP.
             (Exact name of registrant as specified in its charter)


          FLORIDA                      0-26509                   65-0601272
(State or other jurisdiction         (Commission              (I.R.S. Employer
      of incorporation)              File Number)            Identification No.)


                            8915 GEORGE WILLIAMS ROAD
                           KNOXVILLE, TENNESSEE 37923
                (Address of Principal Executive Offices/Zip Code)


                                 (865) 690-6900
              (Registrant's telephone number, including area code)


         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

         |_|      Written   communications   pursuant  to  Rule  425  under  the
                  Securities Act (17 CFR 230.425)

         |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange ct (17 CFR 240.14d-2(b))

         |_| Pre-commencement communications pursuant to Rule 13e-4(c)) under the Exchange Act (17 CFR 240.13e-4c))


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SECTION 4         MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

ITEM 4.01         CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.


         As described in Items 4.01(a) and (b) below, effective August 25, 2006, Gordon, Hughes & Banks, LLP ("Gordon, Hughes & Banks") resigned as our independent registered public accounting firm and Ernst & Young LLP ("Ernst & Young") was engaged as our new independent registered public accounting firm. As described in Item 4.01(a) below, the change in independent registered public accounting firms is not the result of any disagreement with Gordon, Hughes & Banks.

         (a)      PREVIOUS INDEPENDENT ACCOUNTANTS

         On August 25, 2006, Gordon, Hughes & Banks resigned as our independent registered public accounting firm.

         The reports of Gordon, Hughes & Banks on the consolidated financial statements as of and for the years ended December 31, 2005 and 2004 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

         In connection with its audits for the years ended December 31, 2005 and 2004 and in the subsequent interim periods through August 24, 2006, there have been no disagreements with Gordon, Hughes & Banks on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Gordon, Hughes & Banks, would have caused them to make reference thereto in their reports on financial statements for such years. In addition, no reportable events, as defined in Item 304(a)(1)(v) of Regulation S-K, occurred during our fiscal years ended December 31, 2005 and 2004, and the subsequent interim period through August 24, 2006.

         We have requested that Gordon, Hughes & Banks furnish us with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of such letter, dated August 30, 2006, is filed as Exhibit 16.1 to this Form 8-K.

         (b)      NEW INDEPENDENT ACCOUNTANTS

         On August 25, 2006, we engaged Ernst & Young as our independent registered public accounting firm for the fiscal year ending December 31, 2006, and to perform procedures related to the financial statements included in our quarterly reports on Form 10-Q, beginning with, and including, the quarter ended September 30, 2006. Our Audit Committee approved the engagement of Ernst & Young. We have not consulted with Ernst & Young during our two most recent fiscal years or during any subsequent interim period prior to its appointment as auditor regarding either (i) the application of accounting principle to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Registrant's consolidated financial statements, and neither oral advice nor a written report was provided to us that Ernst & Young concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a reportable event (within the meaning of Item 304(a)(1)(v) of Regulation S-K).


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ITEM 9.01.        FINANCIAL STATEMENTS AND EXHIBITS

         (d)      EXHIBITS.

                  The following exhibits are filed herewith:

                  EXHIBIT
                  NUMBER   DESCRIPTION
                  -------  -----------

                  16.1 Letter dated August 30, 2006 from Gordon, Hughes & Banks, LLP to the United States Securities and Exchange Commission.

                  99.1 Press Release dated August 31, 2006, published by National Coal Corp.


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


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                 NATIONAL COAL CORP.



Date:    August 31, 2006                    By:  /S/ T. MICHAEL LOVE
                                                 -------------------------------
                                                 T. Michael Love
                                                 Chief Financial Officer


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